UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

PAR TECHNOLOGY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Donald H. Foley President and Chief Executive Officer	PAR Technology Corporation 8383 Seneca Turnpike New Hartford, NY 13413

April 28, 2017
Dear PAR Technology Corporation Stockholder:
I am pleased to invite you to PAR Technology Corporation’s 2017 Annual Meeting of Stockholders, which will be held on Friday, June 9, 2017 at 10:00 a.m. local time at the Turning Stone Resort, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478.
At the Annual Meeting, we will be electing five Directors, holding an advisory (non-binding) vote on the compensation of our named executive officers, and acting upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Additional details regarding the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our Annual Report on Form 10-K for 2016. We encourage you to read this information carefully.
It is important that your shares be represented and voted at the 2017 Annual Meeting. Voting by proxy does not deprive you of your right to attend the Annual Meeting.
As discussed in the accompanying Proxy Statement, if your shares of common stock are not registered in your name, but rather in the name of your broker, bank, or other nominee, in the absence of voting instructions from you, your broker, bank, or other nominee is not permitted to vote your shares on your behalf on any of the proposals to be considered at the Annual Meeting.
Whether or not you expect to attend the 2017 Annual Meeting, please vote over the telephone or the Internet or, if you receive a proxy card by mail, by completing and returning the proxy card, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a proxy card by mail, the instructions are printed on your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in PAR Technology Corporation.
Sincerely,
Chief Executive Officer & President

PAR Technology Corporation
8383 Seneca Turnpike, New Hartford, NY 13413-4991
NOTICE OF
2017 ANNUAL MEETING OF STOCKHOLDERS
Dear PAR Technology Corporation Stockholder:
The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of PAR Technology Corporation, a Delaware corporation (the “Company”, “PAR”, “we”, “us”, or “our”) will be held as follows:
Date:
Friday, June 9, 2017

Time:
10:00 a.m. (local time)

Place:
Turning Stone Resort, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478.

Record date:
April 24, 2017.

Items of Business:
To elect the five Director nominees named in the Proxy Statement to serve until the 2018 Annual Meeting of Stockholders;

To approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers; and
To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Friday, June 9, 2017 at 10:00 a.m. local time at the Turning Stone Resort, in Verona, New York.   As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referenced in the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Directors,
Donald H. Foley,
Chief Executive Officer and President
New Hartford, New York
April 28, 2017
You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the Internet or, if you receive a proxy card by mail, by completing and returning the proxy card, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a proxy card by mail, the instructions are printed on your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

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PAR Technology Corporation
8383 Seneca Turnpike, New Hartford, NY 13413-4991
April 28, 2017
2017 ANNUAL MEETING OF STOCKHOLDERS
To be held June 9, 2017
PROXY STATEMENT
This Proxy Statement is being furnished to the stockholders of PAR Technology Corporation, a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2017 Annual Meeting of Stockholders to be held on Friday, June 9, 2017 at 10:00 a.m. local time at the Turning Stone Resort, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478. This Proxy Statement and the proxy and voting instruction card are first being sent or made available to our stockholders on or about April 28, 2017.
INFORMATION ABOUT THE PROXY MATERIALS AND VOTING
Who is entitled to notice and to vote at the Annual Meeting?
Only stockholders of record of our common stock at the close of business on April 24, 2017, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. On April 24, 2017, there were 15,774,604 shares of common stock outstanding. Each share of common stock is entitled to one vote.
Distribution of Proxy Materials; Notice of Internet Availability of Proxy Materials (the “Notice”).
As permitted by the rules of the Securities and Exchange Commission (“SEC”), on or about April 28, 2017, we sent the Notice to our stockholders as of April 24, 2017. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, on the Internet at www.investorvote.com/PAR or to request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. The Notice also instructs you on how to vote through the Internet or by telephone.
Stockholder of Record; Shares Registered in Your Name.
If on April 24, 2017 your shares were registered directly in your name, then you are a stockholder of record and you may vote in person at the Annual Meeting, vote by proxy over the Internet or by phone by following the instructions provided in the Notice or, if you request and received printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
Beneficial Owners; Shares Registered in the Name of a Broker, Bank, or Other Nominee.
If on April 24, 2017 your shares were not registered in your name, but rather in the name of a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The broker, bank, or other nominee holding your shares is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote your shares. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other nominee.
Matters to be voted on at the Annual Meeting.
There are two matters scheduled for a vote:
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Proposal 1:   Election of five Directors to serve until the 2018 Annual Meeting of Stockholders; and

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Proposal 2:   Approval, on an advisory (non-binding) basis, of the compensation of our Named Executive Officers.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their discretion.
How do I vote my shares?
You may vote your shares:
In Person:   Attend the Annual Meeting and vote in person. If you are a beneficial owner be sure to obtain a valid proxy from your broker, bank, or other nominee.
By Mail:   If you received our proxy materials by mail, simply complete, sign, and date the accompanying proxy card and return it promptly in the postage-paid envelope provided.
By Telephone:   To vote over the telephone, call toll-free 1-800-652-VOTE (8683). Your telephone vote must be received by 3:00 a.m., Eastern Time, on June 9, 2017 to be counted.
By Internet:   To vote through the Internet, go to www.investorvote.com/PAR or scan the QR code with your smartphone. Your Internet vote must be received by 3:00 a.m., Eastern Time, on June 9, 2017 to be counted.
Can I change my vote after submitting my proxy?
Yes, if you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:
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submitting a duly executed proxy bearing a later date;

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granting a subsequent proxy by telephone or through the Internet;

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giving written notice of revocation to PAR Technology Corporation’s Corporate Secretary prior to or at the Annual Meeting; and

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attending the Annual Meeting and voting in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.
If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will need to follow the instructions provided by your broker, bank, or other nominee as to how you may revoke your proxy.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on April 24, 2017 is necessary to constitute a quorum and to conduct business at the Annual Meeting.

What is an abstention and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares voting “abstain” will have no effect on any of the proposals before the Annual Meeting.
What if I return a proxy card but do not make specific choices?
If you are a stockholder of record on April 24, 2017 and you return a properly executed, timely received and unrevoked proxy card without marking any voting selections, your shares will be voted:
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Proposal 1:   “For” election of the five Director Nominees to serve until the 2018 Annual Meeting of Stockholders; and

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Proposal 2:   “For” approval, on an advisory (non-binding) basis, of the compensation of our Named Executive Officers.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his discretion.
If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, and you do not give instructions to your broker, bank or other nominee, then your broker, bank, or other nominee may not vote your shares and the shares will be treated as broker non-votes.
What are broker non-votes?
A broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares.
None of the proposals to be considered at the Annual Meeting are routine matters. Unless you provide voting instructions to the broker, bank, or other nominee holding your shares, your broker, bank, or other nominee may not use discretionary authority to vote your shares on any of the proposals to be considered at the Annual Meeting. Broker non-votes will not be counted for purposes of determining whether a quorum is present.

Votes required and Board recommendations.
Proposal No. 1:   Election of Directors
Vote Required	Board Recommendations
By a plurality of votes cast by shares present or represented either in person or by proxy and entitled to vote on the election of Directors, the five nominees for Director receiving the most “For” will be elected. Broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote. Please vote your proxy or provide voting instructions to your broker, bank, or other nominee so your vote can be counted.	Board unanimously recommends a “For” all five Director nominees.
Proposal No. 2:   On an Advisory (Non-Binding) Basis Approval of the Compensation of our Named Executive Officers.
Vote Required (Non-Binding)	Board Recommendations
The affirmative vote of a majority of votes cast by holders of shares present or represented either in person or by proxy and entitled to vote on this proposal is required to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers. Broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote. This advisory vote on executive compensation is non-binding on the Board. Please vote your proxy or provide voting instructions to your broker, bank, or other nominee so your vote can be counted.	Board unanimously recommends a vote “For” the approval of the compensation of our Named Executive Officers.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these Proxy Materials, our Directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL 1 — ELECTION OF DIRECTORS
Pursuant to our amended certificate of incorporation, all Directors are elected for a one-year term expiring at the next annual meeting of stockholders.
At this Annual Meeting, five Directors are to be elected and, if elected, each Director will serve until the 2018 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or, earlier, until his or her death, resignation, or removal. All Director nominees are currently members of the Board and have been nominated for re-election by the Board upon the recommendation of the Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the Director nominees are unable or unwilling to serve, and each Director nominee has consented to be named in this Proxy Statement and to serve if elected.
The following table sets forth information about the Company’s Directors, as of April 24, 2017, which are the Director nominees:
Director	Age	Director Since	Positions and Offices	Independent(1)
Paul D. Eurek	57	2014		Yes
Dr. Donald H. Foley	72	2016	Chief Executive Officer and President of PAR President of ParTech, Inc.	No
Cynthia A. Russo	47	2015		Yes
Dr. John W. Sammon	78	1968		No
Todd E. Tyler	54	2014		Yes

(1)
Independent under the listing standards of the New York Stock Exchange and our Corporate Governance Guidelines.

The Board of Directors unanimously recommends a vote “For” the election of each of the above Director nominees.
DIRECTORS AND EXECUTIVE OFFICERS
DIRECTORS
Directors and Director Nominees
Below are summaries of the background, business experience and description of the principal occupation of each Director and Director nominee.
Paul D. Eurek.   Mr. Eurek is the President of Xpanxion LLC (UST Global Group), serving in that capacity since 1998 when he founded the company. Privately held, Xpanxion is a professional services and software development company focused on cloud centric technology headquartered in Atlanta, Georgia. Mr. Eurek is also the co-founder and founding Chief Executive Officer of Hi Tech Partners Group, a start-up incubator and investment company, also founded in 1998. Since 2013, Mr. Eurek has served as a member of the board of Directors and is presently Chairman of the Board of Invest Nebraska Corporation, a 501(c)(3) corporation which operates as an investment and funding vehicle for the State of Nebraska and other organizations. Mr. Eurek previously served as the President and Chief Executive Officer of Compris Technologies, Inc. which he founded in 1992 and by 1997 grew to a global provider of retail enterprise systems when it was acquired by NCR Corporation. Mr. Eurek contributes his deep understanding of global hospitality technology, cloud based systems and implementation experience, executive and organizational management proficiencies and knowledge of strategic planning. Mr. Eurek is a member of the Audit Committee, Compensation Committee (Chair) and Nominating and Corporate Governance Committee of our Board of Directors.
Dr. Donald H. Foley.   Prior to his appointment as PAR’s Chief Executive Officer and President, Dr. Foley served as a member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of PAR’s Board of Directors. Dr. Foley has more than 35 years of technology based government contracting and organizational management experience, risk management, and strategic planning, in both the private and public sectors. Dr. Foley is the sole proprietor of Martingale Consulting, an executive level and strategic, managerial and business development services firm, which Dr. Foley founded in 2011. From 1991 to 2011, Dr. Foley held various senior executive positions at Science Applications International Corporation (“SAIC”, currently Leidos Holdings, Inc.), one of the nation’s largest government contractors, providing scientific, engineering, systems integration and technical services and solutions to all branches of the U.S. Military, agencies of the U.S. Department of Defense, the Intelligence Community, the U.S. Department of Homeland Security and other U.S. Government civil agencies, as well as to customers in selected commercial markets. At SAIC, Dr. Foley served as Executive Vice President from 2005 to 2011, as Group President of the Research and Intelligence Group from 1991 to 2005, and as a member of the Board of Directors from 2002 to 2007. Since 2011, Dr. Foley has served on the boards of directors of two private companies, Thomas Somerville Co. and T.S. Realty Co., and on the board of directors of Government Secure Solutions CGI (GSSC), Inc., an indirect, non-public subsidiary, of CGI Group Inc., whose securities are registered on the NYSE and the Toronto Stock Exchange.
Cynthia A. Russo.   Ms. Russo is the Executive Vice President and Chief Financial Officer of Cvent, Inc., a position she has held since September 28, 2015. Cvent is a cloud-based enterprise event management platform provider offering solutions to event planners for online event registration, venue selection, event management, mobile applications, email marketing and web surveys. From April 2010 until December 2014, Ms. Russo served as Executive Vice President and Chief Financial Officer of MICROS Systems, Inc., a provider of integrated software, hardware and services solutions to the hospitality and retail industries. On September 8, 2014, MICROS became an indirect, wholly-owned subsidiary of Oracle Corporation. Ms. Russo is a Certified Public Accountant and Certified Internal Auditor. Ms. Russo brings financial acumen, risk management and organizational management proficiencies. Ms. Russo is a member of the Audit Committee (Chair), Compensation Committee and Nominating and Corporate Governance Committee of our Board of Directors, and serves as the presiding Director at executive sessions of the independent Directors.
Dr. John W. Sammon.   Dr. Sammon is the founder of the Company and served as the Company’s Chief Executive Officer, President, and Chairman of the Board until he retired from his management role in the Company and stepped down as Chairman of the Board in April 2011. Dr. Sammon also serves as a director on the boards of our subsidiaries PAR Government Systems Corporation and Rome Research Corporation. The extensive experience gained as leader of the Company since its inception, as well as from the various senior executive capacities he has held with the Company’s subsidiaries, gives Dr. Sammon an in depth understanding of the Company’s business and its customers. Dr. Sammon also brings to the Board his extensive leadership experience, strategic planning and broad organizational development expertise. In April 2011, Dr. Sammon was named Chairman Emeritus of the Board. Dr. Sammon is the father of Karen E. Sammon, Chief of Staff of the Company and John W. Sammon, III, Vice President and General Manager of the SureCheck business within the Company’s restaurant and retail business segment, operated through the Company’s wholly-owned subsidiary ParTech, Inc.
Todd E. Tyler.   Mr. Tyler is the Chief Executive Officer, President and member of the Board of Directors of Vibe HCM, Inc., a SaaS company providing human capital management solutions. Mr. Tyler also sits on the boards of numerous private SaaS companies and serves in an advisory capacity to certain private equity firms. From April 2001 to October 2013, Mr. Tyler was the Chief Executive Officer, President and member of the Board of Directors of Lanyon, which provided enterprise SaaS solutions for the meeting and events industry and transient hotel programs. In December 2012, Lanyon was acquired by Vista Equity Partners and was subsequently merged into Cvent. Prior to joining Lanyon, Mr. Tyler served as the Chief Financial Officer, General Counsel and member of the Board of Directors of a wholly owned subsidiary of Reliant Energy, Inc. from April 2000 to March 2001. Mr. Tyler is an attorney and a member in good standing of the State Bar of Texas. Mr. Tyler brings to the Board his financial reporting and risk management proficiencies, global hospitality technology experience, as well as a solid background in strategic planning and executive and organizational development. Mr. Tyler is a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (Chair) of our Board of Directors.

EXECUTIVE OFFICERS
The following table sets forth information about our executive officers as of April 24, 2017.
Name	Age	Positions and Offices
Dr. Donald H. Foley	72	Chief Executive Officer, President, and Director of the Company and President of ParTech, Inc.
Bryan A. Menar	42	Chief Financial Officer and Vice President of the Company
Matthew R. Cicchinelli	54	President, PAR Government Systems Corporation President of Rome Research Corporation
Donald H. Foley.   Biographical information with regard to Dr. Foley is presented under “DIRECTORS AND EXECUTIVE OFFICERS — DIRECTORS — Directors and Director Nominees.”
On April 12, 2017, we entered into an employment offer letter with Dr. Foley in connection with his appointment as Chief Executive Officer and President of PAR. Pursuant to that agreement, Dr. Foley will receive an annual base salary of  $460,000, 25% of which will be paid in time vesting restricted stock, that vest ratably monthly; such shares will be granted on the first day of the open trading window following April 12, 2017, the effective date of Dr. Foley’s employment. Dr. Foley will participate in our annual incentive compensation plan, starting in the 2017 calendar year, at a rate of 75% of his annual base salary for on plan performance against financial targets associated with our 2017 annual operating plan and specific business objectives established by the Board; 25% of Dr. Foley’s incentive compensation bonus, will be paid in shares of time vesting restricted stock. If Dr. Foley’s employment is terminated without cause in 2017, he will be paid the balance of his 2017 base salary. Additionally, if Dr. Foley’s employment is terminated without cause on or after August 1, 2017 or if he is employed as of December 31, 2017, Dr. Foley will be paid not less than 50% of his pro-rated short-term incentive bonus.
Bryan A. Menar.   Mr. Menar joined the Company as Chief Financial Officer and Vice President on January  3, 2017. From January 2015 to January 2017, Mr. Menar served as Vice President, Financial Planning and Analysis of Chobani, LLC, a producer of Greek Yogurt products based in Central New York. In this role, Mr. Menar was responsible for corporate financial analysis, including forecasting, budgeting, business reviews and financial presentations for both internal and external stakeholders and partners. From October 2012 to December 2014, Mr. Menar served as Director of Financial Planning and Analysis for Chobani. In addition, Mr. Menar served as a consultant with J.C. Jones & Associates, a national business consulting firm, from 2010 to 2012, and as Vice President, Merchant Bank Controllers, of Goldman Sachs & Co. from 2002 – 2010. Mr. Menar is a Certified Public Accountant.
In connection with his appointment as Chief Financial Officer and Vice President, Mr. Menar entered into an employment agreement, which provides that his employment is “at will”, and provides the following compensation components: (1) an annual base salary of  $250,000; (2) participation in our short-term incentive compensation, at an individual bonus target of up to 30% of his annual base salary for fiscal 2017 performance; (3) subject to approval and terms established by the Board, grants under the PAR Technology Corporation 2015 Equity Incentive Plan of non-qualified stock options for 40,000 shares of common stock, that vest ratably over four years on the anniversary of the date of grant; and (4) participation in our retirement plan, as well as the provision of insurance benefits and other customary benefits offered by us to our senior executives. Mr. Menar was also paid a $50,000 signing bonus. Any termination of Mr. Menar’s employment without cause prior to November 14, 2019, will result in a severance payment of an amount equal to six months of his then annual base salary in exchange for a duly executed standard release.
Matthew R. Cicchinelli.   Mr. Cicchinelli was named President of PAR Government Systems Corporation and Rome Research Corporation effective December 12, 2015. Mr. Cicchinelli, joined PAR in 2011 as Executive Director for Operations, and in 2013 was promoted to Vice President, Intelligence, Surveillance and Reconnaissance (“ISR”) Innovations. Prior to joining PAR, Mr. Cicchinelli served in various senior roles with the United States Marine Corps and the Department of Defense with a focus on command and control, ISR technologies, and strategic plans and policies. Mr. Cicchinelli retired from the Marine Corps in 2011 with the rank of Colonel.

CORPORATE GOVERNANCE
Director Independence.   Each of our Directors, other than Dr. Sammon and Dr. Foley, has been determined by the Board to be “independent” under the listing standards of the New York Stock Exchange (“NYSE”), as supplemented by our Corporate Governance Guidelines, which are substantially similar to and consistent with the listing standards of the NYSE, including considerations of material business and familial relationships, previous employment considerations and auditor affiliations. Our Corporate Governance Guidelines are posted in the “SEC Filings” section of our website at www.partech.com/about-us/investors. Our independent Directors are identified as “Independent” in the table on page 5 of this Proxy Statement.
In its determination that Mr. Eurek is independent, the Board considered Xpanxion LLC’s provision of software development services to Partech, Inc., a direct wholly owned subsidiary of PAR, pursuant to a statement of work entered into in October 2016, and confirmed Mr. Eurek’s independence under the listing standards of the NYSE, our Corporate Governance Guidelines, and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Among the factors considered by the Board in concluding Mr. Eurek’s independence were the immateriality of the arrangement to Mr. Eurek, the type of services being provided - software development services, payments are made to Xpanxion and such payments will not exceed the greater of  $1,000,000 or 2% of Xpanxion’s consolidated gross revenues in any fiscal year while Mr. Eurek serves as President of Xpanxion and a Director of PAR, and Mr. Eurek receives no additional payment or other incremental remuneration from Xpansion as a result of the software development services provided to ParTech, Inc. Further, Mr. Eurek’s successor at Xpanxion was named and announced in January 2017, and Mr. Eurek has informed the Board that he will fully retire from Xpanxion on June 30, 2017.
Board Meetings and Attendance.   During the 12-month period ended December 31, 2016 (“fiscal 2016”), the Board held eight meetings and took action by unanimous written consent nine times. Each Director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of fiscal 2016 for which he or she was a Director or committee member. It is the Company’s policy to encourage directors to attend the annual meetings of stockholders but such attendance is not required. Two Board members attended the fiscal 2016 Annual Meeting of Stockholders.
Board Leadership Structure.   The Board does not have a Chairman, but rather, Cynthia Russo, who serves as independent Lead Director, performs the function of the Chairman of the Board. The Board determined that the separation of the roles of Lead Director and Chief Executive Officer is appropriate, as it enables our Chief Executive Officer to focus more closely on the day-to-day operations of PAR while the Lead Director provides leadership to the Board. The Board believes an independent Lead Director is better situated to represent the interests of PAR stockholders and to provide independent evaluation of and oversight over management. The Board also believes that the separation between the offices and functions of Chief Executive Officer and Lead Director is consistent with best corporate governance practices.
Board Oversight of Risk Management.    The Board does not have a separate risk management committee, but rather the full Board manages the risk oversight function, with certain areas addressed by committees of the Board, where such risks are inherent in the committee’s respective area of oversight. In particular, the Audit Committee oversees our risk guidelines, policies and processes established by management relating to our financial statements and financial reporting processes. The Audit Committee oversees the internal audit function, and meets regularly with management and our independent public accounting firm concerning our financial statements and financial reporting processes, including our internal control over financial reporting and the effectiveness of such controls and processes. Our Audit Committee periodically meets with senior management and the full Board to monitor and assess our strategies and risk exposure, including the nature and level of risk appropriate for PAR. The full Board also meets regularly with and receives periodic reports from our legal, compliance and operations groups regarding legal and regulatory requirements and operational considerations.
Committees.   Our Board has three committees — Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee — each Board committee operates under a written charter that has been approved by the Board. Current copies of each committee’s charter are posted in the “SEC Filings” section of our website at www.partech.com/about-us/investors.

The following table provides information about membership (including independence) and committee meetings in fiscal 2016 for each of the Board committees:
Name	Audit(1)	Compensation(2)	Nominating and Corporate Governance(3)
Paul D. Eurek(4)	X	X (Chair)	X
Donald H. Foley(5)	X	X	X
Todd Tyler	X	X	X (Chair)
Cynthia A. Russo	X (Chair)	X	X
Total meetings in fiscal 2016	17	3	1

(1)
Independent under the listing standards of the NYSE, Rule 10A-3 of the Exchange Act, and as defined in the Audit Committee’s charter.

(2), (3)
Independent under the listing standards of the NYSE and as defined in the Compensation Committee’s charter and the Nominating and Corporate Governance Committee’s charter.

(4)
Mr. Eurek served as a member of the Audit Committee until July 2016; he was reappointed to the Audit Committee on April 21, 2017.

(5)
Dr. Foley resigned as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee effective on his appointment as Chief Executive Officer and President of PAR.

Compensation Committee.   The Compensation Committee oversees and administers our executive compensation program. The Compensation Committee’s responsibilities include:
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Reviewing and approving the goals and objectives relevant to our Chief Executive Officer’s compensation and, either as a Committee or with the other independent directors, determine and approve our Chief Executive Officer’s compensation;

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Reviewing, making recommendations to the Board, and overseeing the administration of our incentive compensation arrangements;

•
Reviewing and approving compensation of our executive officers; and

•
Reviewing and recommending to the Board the compensation for our non-employee directors.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities by:
•
identifying and recommending qualified nominees for election to the Board;

•
developing and recommending to the Board a set of corporate governance principles — our Corporate Governance Guidelines; and

•
maintaining, monitoring compliance with, and recommending modifications to, our Code of Business Conduct and Ethics.

Our Nominating and Corporate Governance Committee reviews possible candidates for the Board and recommends nominees to the Board for approval. The Committee considers potential candidates from many sources including stockholders, current Directors, company officers, employees, and others. On occasion, the services of a third party executive search firm are used to assist in identifying and evaluating possible nominees. Stockholder recommendations for possible candidates for the Board should be sent to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, PAR Technology Corporation, 8383 Seneca Turnpike, New Hartford, New York 13413. Regardless of the source of the recommendation, the Nominating and Corporate Governance Committee screens all potential candidates in the same manner. In identifying and considering candidates, the Committee considers the criteria set out in its charter, which include specific characteristics, abilities and experience considered relevant to the Company’s businesses, including but not limited to the following:
•
the highest character and integrity with a record of substantial achievement;

•
demonstrated ability to exercise sound judgment generally based on broad experience;

•
active and former business leaders with accomplishments demonstrating special expertise;

•
skills compatible with our business objectives; and

•
diversity reflecting a variety of personal and professional experiences and background.

In addition, the Nominating and Corporate Governance Committee considers the requirements set forth in the Corporate Governance Guidelines, as well as the needs of the Company and the range of talent and experience represented on the Board. The Nominating and Corporate Governance Committee selects director candidates without regard to race, color, sex, religion, national origin, age, disability, or any other category protected by state, federal, or local law. When considering a candidate, the Committee will determine whether requesting additional information or an interview is appropriate. The minimum qualifications and specific qualities and skills required for a candidate are set forth in the Company’s Corporate Governance Guidelines and the written charter of the Nominating and Corporate Governance Committee.
Code of Business Conduct and Ethics.   We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer and other senior financial officers. The Code of Conduct is posted in the “SEC Filings” section of our website at www.partech.com/about-us/investors. Any amendment to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
Communication with the Board.   Interested parties may send written communication to the Board as a group, the independent directors as a group, the Lead Director (Cynthia Russo), or to any individual director by sending the communication c/o Corporate Secretary, PAR Technology Corporation, 8383 Seneca Turnpike, New Hartford, NY 13413. Upon receipt, the communication will be delivered to Director Russo (Lead Director), or to the independent directors as a group. If the communication is addressed to an individual director, the communication will be delivered to the identified individual director. All communications regarding financial accounting, internal controls, audits and related matters will be referred to the Audit Committee. Interested parties may communicate anonymously if they so desire.
Audit Committee.   Our Audit Committee assists the Board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ qualifications and independence, and the performance the internal audit function.
The Audit Committee’s responsibilities include:
•
Direct oversight of our independent auditor, including appointment, compensation, evaluation, retention, work product, and pre-approval of the scope and fees of the annual audit and any other services, including review, attest and non-audit services;

•
Reviewing and discussing the internal audit process, scope of activities and audit results with internal audit;

•
Reviewing and discussing our quarterly and annual financial statements and earnings releases with management and the independent auditor;

•
Recommending to the Board that our audited financial statements be included in our Annual Reports on Form 10-K;

•
Overseeing and monitoring our internal control over financial reporting, disclosure controls and procedures, and Code of Conduct;

•
Reviewing and discussing with management our risk exposure and processes; and

•
Preparing the Audit Committee report required by SEC rules (which is included below).

The Board has determined that each of Ms. Russo and Mr. Tyler is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE
The material in this report is being furnished and shall not be deemed “filed” with SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
To the Board of Directors of PAR Technology Corporation:
The Audit Committee is a committee of the Board of Directors. The Committee acts under a written charter, which is available in the “SEC Filings” section of PAR Technology Corporation’s website at www.partech.com/about-us/investors, under the “Audit Committee Charter” tab. The members of the Audit Committee are independent Directors under the listing standards of the NYSE, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as defined in the Audit Committee’s charter. The Audit Committee met 17 times in fiscal 2016; among the matters overseen by the Audit Committee in fiscal 2016, were two internal investigations conducted by outside legal counsel of the Company’s former chief financial officer’s unauthorized investment activities and of certain import/export and sales documentation activities at the Company’s China and Singapore offices and whether such activities were improper and in violation of the U.S. Foreign Corrupt Practices Act, or FCPA, and other applicable laws, and certain of the Company’s policies, including its Code of Business Conduct and Ethics.
The Audit Committee is responsible for appointing the Company’s independent auditor. For fiscal 2016, BDO USA, LLP (“BDO”) served as the Company’s independent auditor. With respect to the Company’s financial reporting process, management is responsible for establishing and maintaining internal controls and preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The responsibility for auditing the Company’s consolidated financial statements and providing an opinion as to whether the Company’s consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP rests with BDO, as the Company’s independent auditor. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statements or guarantee the audits or reports of BDO. These are the fundamental responsibilities of management and BDO.
In the performance of its oversight function, the Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2016 with the Company’s management and BDO. In addition, the Audit Committee discussed with BDO, with and without management present, BDO’s evaluation of the overall quality of the Company’s financial reporting. The Audit Committee also discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also received the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence, and discussed with BDO its independence.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
Cynthia Russo (Chair)
Todd Tyler
Paul Eurek, served as a member until July 2016, reappointed April 21, 2017
Dr. Donald H. Foley, served as a member until April 12, 2017

PRINCIPAL ACCOUNTING FEES AND SERVICES
The following table presents fees billed to the Company for the fiscal years ended December 31, 2016 and December 31, 2015 by BDO.
	Fiscal Year Ended
Type of Fees	2016	2015
Audit Fees(1)	$648,728	$581,000
Audit-Related Fees(2)
Tax Fees
All Other Fees
Total:	$648,728	$581,000

(1)
Audit Fees are fees for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees are fees for assurances and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported within the Audit Fees above.

(3)
Tax Fees are fees for professional services for federal, state and international tax compliance, tax advice and tax planning.

(4)
All Other Fees are for any products and services provided by BDO that are not included in the first three fee categories and principally include services for risk management and corporate governance.

The Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the Company’s independent auditors. As such, all auditing services and permitted non-audit services, including the fees and terms thereof, performed by BDO were pre-approved by the Audit Committee.
Consistent with the Audit Committee’s pre-approval process, the Committee has reviewed and approved the Audit Fees and Audit-Related Fees to be provided by BDO USA, LLP for the quarter ended March 31, 2017. The Audit Committee expects to formally engage BDO USA, LLP to serve as our independent principal accountant for our fiscal year ending December 31, 2017. One or more representatives of BDO are expected to be in attendance at the Meeting, where they will have the opportunity to make a statement if they so desire, and be available to answer appropriate questions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Stock Ownership of Directors and Officers
The tables below set forth, as of April 24, 2017, information regarding beneficial ownership of our common stock.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of our common stock if he, she, or it possesses sole or shared voting or investment power of the common stock, or has the right to acquire beneficial ownership of our common stock within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the tables below have or will have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Our calculation of the percentage of beneficial ownership is based on 15,774,604 shares of our common stock outstanding as of April 24, 2017. Common stock subject to stock options currently exercisable or exercisable within 60 days of April 24, 2017 is deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but is not deemed outstanding for computing the percentage of any other person.
The information in the tables below is based on information supplied by officers, directors and principal stockholders, Schedules 13G and 13G/A filed with the SEC and other SEC filings made pursuant to Section 16 of the Exchange Act. Except as otherwise indicated in the tables below, addresses of named beneficial owners are c/o PAR Technology Corporation, 8383 New Hartford, New York 13413-4991.
The following table sets forth the beneficial ownership of our common stock by our (1) Directors, (2) Named Executive Officers (“NEOs”), and (3) Directors and current executive officers as a group as of April 24, 2017.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors
Dr. John W. Sammon	4,622,081(1)	29.3%
Paul D. Eurek	24,572	*
Dr. Donald H. Foley	37,955	*
Cynthia A. Russo	17,397	*
Todd E. Tyler	24,572	*
Named Executive Officers
Karen E. Sammon	735,317(2)	4.6%
Matthew R. Cicchinelli	30,238(3)	*
Matthew J. Trinkaus	3,748(4)	*
All Directors and current executive officers as a group (7 persons)	4,756,815	30%

*
Less than 1%

(1)
Includes 100 shares held jointly with Dr. Sammon’s wife, Deanna D. Sammon, and 2,062,096 shares held by J.W. Sammon Corp., which is the sole general partner of the Sammon Family Limited Partnership. (see footnote (1) and footnote (2) of the “Stock Ownership of Certain Beneficial Owners” below). Dr. Sammon possesses shared voting and investment power with Mrs. Sammon of the 2,062,096 shares held directly by the Sammon Family Limited Partnership and held indirectly by J.W. Sammon Corp., as the sole general partner thereof, by virtue of Dr. Sammon’s and Deanna Sammon’s respective positions as officers and 50% shareholders of J.W. Sammon Corp. Excludes 30,400 shares beneficially owned by Mrs. Sammon in which beneficial ownership is disclaimed by Dr. Sammon. (see footnote (1) of the “Stock Ownership of Certain Beneficial Owners” below).

(2)
Includes 97,666 shares subject to stock options exercisable within 60 days of April 24, 2017.

(3)
Includes 2,000 shares subject to stock options exercisable within 60 days of April 24, 2017.

(4)
Includes 1,666 shares subject to stock options exercisable within 60 days of April 24, 2017.

Stock Ownership of Certain Beneficial Owners
The following table provides information regarding the beneficial ownership of each person known by us to beneficially own more than 5% of our common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Deanna D. Sammon c/o PAR Technology Corporation 8383 Seneca Turnpike New Hartford, New York 13413-4991	2,092,596(1)**	13.3%
J.W. Sammon Corp. and Sammon Family Limited Partnership 408 Lomond Place Utica, New York 13502	2,062,096(2)**	13.1%
Eliot Rose Asset Management, LLC and Gary S. Siperstein 1000 Chapel View Blvd., Suite 240, Cranston, RI 02920	1,247,634(3)	7.9%
Edward W. Wedbush P.O. Box 30014, Los Angeles, CA 90030-0014	868,114(4)	5.5%
Sterling Capital Management, Inc. and William G. Lauber 12300 Old Tesson Rd., Suite 100C St. Louis, MO 63128	896,863(5)	5.7%

**
All or a portion of these shares are included in Dr. John W. Sammon’s beneficial ownership included in the “Stock Ownership of Directors and Officers” table above and explained in footnote (1) to that table.

(1)
Deanna D. Sammon reports, on a Schedule 13G filed with the SEC on February 14, 2017 by John W. Sammon, Deanna D. Sammon, J.W. Sammon Corp. and Sammon Family Limited Partnership, sole voting and sole dispositive power over 30,400 shares and shared voting and shared dispositive voting power with her husband, Dr. John W. Sammon, over 2,062,196 shares, consisting of  (x) 100 shares held jointly with Dr. Sammon and (y) 2,062,096 shares held directly by the Sammon Family Limited Partnership and held indirectly by J.W. Sammon Corp., as the sole general partner thereof, by virtue of Mrs. Sammon’s and Dr. Sammon’s respective positions as officers and 50% shareholders of J.W. Sammon Corp. Excludes 2,559,885 shares beneficially owned by Dr. John Sammon in which beneficial ownership is disclaimed by Deanna D. Sammon. Except for the 30,400 shares over which Mrs. Sammon claims sole voting and sole dispositive power, Mrs. Sammon’s beneficial ownership is included in the beneficial ownership reported by Dr. John W. Sammon in the “Stock Ownership of Directors and Officers” table above and explained in footnote (1) to that table.

(2)
Based on a Schedule 13G filed with the SEC on February 14, 2017 by John W. Sammon, Deanna D. Sammon, J.W. Sammon Corp. and Sammon Family Limited Partnership. J.W. Sammon Corp. has sole voting and dispositive power of 2,062,096 shares held for the account of the Sammon Family Limited Partnership by virtue of its power to vote and dispose of such shares as the sole general partner of the Sammon Family Limited Partnership. John W. Sammon and Deanna D Sammon are officers and 50% shareholders of J.W. Sammon Corp. The 2,062,096 are included in the beneficial ownership reported by Deanna D. Sammon in footnote (1) immediately above and by Dr. John W. Sammon in the “Stock Ownership of Directors and Officers” table above and explained in footnote (1) to that table.

(3)
Information shown is based on information reported on a Schedule 13G/A filed with the SEC on February 15, 2017 by Eliot Rose Asset Management, LLC and Gary S. Siperstein. Eliot Rose Asset Management, LLC (“ERAM”) and Gary S. Siperstein each report sole voting and dispositive power of 1,247,634 shares and no shared voting or shared dispositive power. The reporting parties indicate that ERAM is deemed to be the beneficial owner of 1,247,634 shares pursuant to separate arrangements whereby it acts as investment adviser to certain persons. Each person for whom ERAM acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock purchased or held pursuant to such arrangements. Gary S. Siperstein is deemed to be the beneficial owner of 1,247,634 shares pursuant to his ownership interest in ERAM.
(4)
Information shown is based on information reported on a Schedule 13G/A filed with the SEC on February 18, 2015, with the date of event requiring such filing being December 31, 2014, by Edward W. Wedbush, Wedbush, Inc., and Wedbush Securities, Inc. Edward W. Wedbush reports he possesses sole voting and dispositive power of 286,416 shares, shared voting power of 756,372 shares and shared dispositive power of 868,114 shares. Mr. Wedbush reports he is Chairman of the Board and possesses approximately 50% ownership of the issued and outstanding shares of Wedbush, Inc. Wedbush, Inc. reports sole voting and dispositive power of 365,471 shares and shared voting and dispositive power of 469,956 shares. Wedbush Inc. is the sole stockholder of Wedbush Securities, Inc. Mr. Wedbush is President of Wedbush Securities, Inc. which reports sole voting and dispositive power of 47,703 shares, shared voting power of 469,956 shares and shared dispositive power of 581,698. The reporting parties indicate in their filing that the inter-relationship of the parties should not be construed as an admission of beneficial ownership by Mr. Wedbush of the securities held or controlled by Wedbush, Inc. or Wedbush Securities Inc.

(5)
Information shown is based on information reported on a Schedule 13G filed with the SEC on January 9, 2017 by Sterling Capital Management, Inc. as a registered investment advisor and William G. Lauber, as President of Sterling Capital Management, Inc. The reporting persons each report sole voting and dispositive power with respect to 36,255 shares, shared voting power with respect to 13,000 shares and shared dispositive power with respect to 825,308 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors, and stockholders who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of reports filed with the SEC and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during fiscal 2016, except for Ronald J. Casciano, who filed a late Form 4 to reflect four late reports and four late transactions related to forfeitures of 60,334 shares of restricted stock that occurred on January 1, 2015, March 15, 2015, March 15, 2016, and March 15, 2017.
DIRECTOR COMPENSATION
Directors who are employees of the Company are not separately compensated for serving on the Board. For fiscal 2016, compensation for non-management directors consisted of a fixed annual cash retainer, with no additional fees for Board or committee meeting attendance or committee membership, except Ms. Russo was paid an additional $5,000 (cash) retainer for serving as Lead Director and Chair of the Audit Committee. Independent directors were also granted an award of restricted stock, with 100% vesting on May 1, 2017. All directors were reimbursed for reasonable expenses incurred in attending meetings.

The following table sets forth information regarding compensation earned by or paid to our non-management and independent directors during fiscal 2016.
Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Ronald J. Casciano(2)	40,000	56,727	—	96,727
Dr. Donald H. Foley(3)	40,000	56,727	—	96,727
Paul D. Eurek(4)	40,000	40,043	—	80,043
Cynthia A. Russo(5)	45,000	40,043	15,000	100,043
Dr. John W. Sammon(6)	65,000	—	—	65,000
Todd E. Tyler(7)	40,000	40,043	—	80,043

(1)
Represents the grant date fair value of restricted common stock granted on May 5, 2016 and on May 18, 2016. On May 5, 2016, Directors Casciano and Foley were each granted 3,017 shares of restricted common stock in consideration of  $.02 per share (par value); the grant date fair value of these shares was $5.53 per share; the shares vested on grant. On May 18, 2016, Directors Casciano, Foley, Eurek, Russo and Tyler were each granted 8,859 shares of restricted common stock in consideration of  $.02 per share (par value); the grant date fair value of these shares was $4.52 per share; these shares vest 100% on May 1, 2017.

(2)
On December 31, 2016, Mr. Casciano had 8,859 shares of restricted stock and 175,000 options to purchase common stock, of which 37,500 are unvested. Mr. Casciano resigned as a Director on April 12, 2017; he will be entitled to 100% vesting of the 8,859 shares of restricted common stock on May 1, 2017, the 37,500 unvested options are forfeited.

(3)
On December 31, 2016, Dr. Foley had 8,859 shares of restricted stock. As of April 12, 2017, Dr. Foley was no longer an independent director; he will be entitled to 100% vesting of the 8,859 shares of restricted common stock on May 1, 2017.

(4)
On December 31, 2016, Mr. Eurek had 8,859 shares of restricted stock, that will vest 100% on May 1, 2017.

(5)
On December 31, 2016, Ms. Russo had 8,859 shares of restricted stock, that will vest 100% of May 1, 2017. Ms. Russo was paid $15,000 in consideration of her significant time commitments as Chair of the Audit Committee in 2016.

(6)
On December 31, 2016, Dr. Sammon had 0 equity awards.

(7)
On December 31, 2016, Mr. Tyler had 8,859 shares of restricted stock, that will vest 100% on May 1, 2017.

EXECUTIVE COMPENSATION
We are a “smaller reporting company,” as that term is defined in Rule 12b-2 of the Exchange Act, as such we are required to disclose certain compensation information about our (1) Chief Executive Officer, (2) each of our two other most highly compensated executive officers whose total compensation for fiscal 2016 was in excess of  $100,000 and who were serving as executive officers at the end of 2016, and (3) up to two additional individuals for whom we would have provided disclosure based on their total compensation for fiscal 2016, but for the fact they were not serving as executive officers as of December 31, 2016. Accordingly, our “Named Executive Officers” as of December 31, 2016 are:
Named Executive Officer (collectively, “NEOs”)	As at the end of fiscal 2016
Karen E. Sammon(1)	Chief Executive Officer and President of PAR President of ParTech, Inc.
Matthew Trinkaus(2)	Corporate Controller, Chief Accounting Officer and Treasurer of PAR
Matthew R. Cicchinelli	President of PAR Government Systems Corporation and Rome Research Corporation of PAR

(1)
Ms. Sammon resigned effective April 12, 2017.

(2)
As of April 12, 2017, the Company no longer has a separate office of Chief Accounting Officer; accordingly, Matt Trinkaus no longer serves as the Company’s Chief Accounting Officer. Mr. Trinkaus resigned effective April 14, 2017.

Philosophy
Our compensation philosophy regarding executive compensation is to structure programs that motivate executive officers to grow our revenues and profits to create long-term value for our stockholders. To achieve this, our compensation programs have been designed and implemented to (i) reward executive officers for operational performance and leadership, (ii) align our executive officers’ interests with our stockholders, and (iii) encourage our executive officers to remain with the Company.
Objectives
Our compensation program has three primary objectives:
•
Values-Based:   reward performance and behaviors that reinforce the values of leadership, integrity, accountability, teamwork, innovation, and quality;

•
Performance-Based:   motivate participants to achieve our overall performance goals as approved by the Board, as well as the performance objectives of each of our employees, including executive officers;

•
Aligned with Stockholders:   ensure management and our stockholders interests are aligned.

Compensation Policy
Consistent with our philosophy, our Compensation Committee designs compensation programs for our executive officers in accordance with the following overriding policies:
•
Compensation must be tied to our general performance and the achievement of our financial and strategic goals;

•
Compensation opportunities should be competitive with those provided by other companies of comparable size engaged in similar businesses; and

•
Compensation should provide incentives that align the long-term financial interests of the Company’s executive officers with those of its stockholders.

Our Compensation Committee believes that compensation paid to our executive officers in fiscal 2016, including our Named Executive Officers, was consistent with and in furtherance of the above policies and objectives. The primary responsibility of our Chief Executive Officer and other executive officers is the enhancement of stockholder value through balancing the requirements of long-term growth with the achievement of short term performance. The extent of an executive officer’s contribution to the achievement of our short term strategic performance objectives as well as that executive officer’s anticipated contribution toward long term objectives, provides the basis upon which executive officer’s individual compensation awards are established, and consequently earned and paid.
Setting Compensation
In determining and assessing the appropriateness of the compensation for our executive officers, the Compensation Committee did not engage an independent compensation consultant, but rather it reviewed benchmark data from third-party surveys and other market indicators, which the Compensation Committee used to evaluate the compensation levels of chief executive officers at companies of similar size and geographic location within the high technology sector.
Elements of Executive Compensation
To meet its compensation policy objectives, we compensate our executive officers through a combination of base salary, annual incentive compensation, which has a short-term cash incentive component (“STI”) and a long-term equity compensation component (“LTI”), deferred compensation, and various other benefits, including medical and 401(k) plans, which are generally made available to all our employees.
In deciding the compensation of our Chief Executive Officer, the Compensation Committee considered third-party information, market trends and best practices. Additionally, as to other executives, the Compensation Committee solicited and considered the self-assessment of each executive as to his or her performance against pre-established goals and objectives, as well as the executive’s involvement in the day-to-day operations of the relevant business unit.
Base Salary.   In setting the annual base salary of our Chief Executive Officer and in reviewing and approving the annual base salaries of the other executive officers, the Compensation Committee considered the salaries of executives in similar positions, the level and scope of responsibility, experience and performance of the individual executive officers, the financial performance of the Company and other overall general economic factors. The Compensation Committee also referenced the benchmark data when reviewing annual base salaries.
An objective of the Compensation Committee was to approve the salary for each executive officer, considering variables such as industry, company size, geographic location, and comparison of duties. Consideration was also given to the individual performance of the executive officer, the performance of the organization over which the executive officer has responsibility, the performance of the Company and general economic conditions (with each factor being weighted as the Compensation Committee deemed appropriate).
Annual Incentive Compensation — Short Term Incentive Compensation (“STI”) and Long Term Equity Incentive Compensation (“LTI”).   The purposes of incentive compensation for our executive officers is to provide financial incentives for meeting and exceeding pre-established financial performance goals for the respective businesses under their control. In general, the financial performance goals of the executive officers are approved by the Board.
Our annual incentive compensation for fiscal 2016, was designed to provide our NEOs and certain of our other officers and employees, including certain officers and employees of our subsidiaries, the opportunity to receive cash payments equal to a percentage of their respective base salaries (“STI”) and/or equity awards (“LTI”), based on the achievement of established profits before taxes (“PBT”) targets — below target, at target and above target — established by our Board. Under annual incentive compensation plan for fiscal 2016,

•   2016 Short-Term Incentive (“STI”) Compensation — In fiscal 2016, (1) Ms. Sammon’s individual bonus target for fiscal 2016 performance was 45% (below PBT target), 75% (at PBT target) and 105% (above PBT target) of her base salary, depending on PAR’s actual achievement of 80% to 120% of corporate PBT targets established by the Board and (2) Mr. Trinkaus’ individual bonus target for fiscal 2016 performance was 15% (below PBT target), 25% (at PBT target) and 35% (above PBT target) of his base salary, depending on PAR’s actual achievement of 80% to 120% of corporate PBT targets established by the Board. The corporate PBT targets were not met in fiscal 2016, accordingly, neither Ms. Sammon nor Mr. Trinkaus received any STI compensation for fiscal 2016.
Mr. Cicchinelli’s individual bonus target for fiscal 2016 performance was 25% (below PBT target), 50% (at PBT target) and 75% (above PBT target) of his base salary, depending on PAR Government Systems Corporation’s actual achievement of 94% to 125% of PAR Government Systems Corporation PBT targets established by the Board. PAR Government Systems Corporation achieved its “at target” PBT for fiscal 2016, accordingly, Mr. Cicchinelli received $120,000, or 50% of his individual base salary for fiscal 2016 performance. To the extent earned, cash payments were made following the completion of our fiscal 2016 audit.
•   2016 Long-Term Incentive (“LTI”) Compensation — In fiscal 2016, our LTI compensation included grants of non-qualified stock options and performance vesting restricted stock. The non-qualified stock options awarded as 2016 LTI, generally: vest ratably on the anniversary of the grant date over three years; must be held for one year after vesting before the underlying shares may be sold; and on the effective date of a change in control, one-third will vest, to the extent outstanding and unvested. The performance vesting restricted stock awarded as 2016 LTI, generally: vest on the third-year anniversary of the grant date, but only if the fiscal 2016 corporate PBT target established by the Board is achieved and the recipient remains employed for three years from the date of grant (“3-year cliff vesting”) and, in the event of a change of control and a subsequent involuntary termination of employment, without cause, vest 100%. Ms. Sammon was granted 4,000 shares of performance vesting restricted stock with 3-year cliff vesting; Mr. Cicchinelli was granted 5,000 shares of performance vesting restricted stock with 3-year cliff vesting; and Mr. Trinkaus was granted 2,000 shares of performance vesting restricted stock with 3-year cliff vesting. Mr. Trinkaus was also granted non-qualified stock options for 5,000 shares of common stock, that vest ratably over three years, commencing on the first anniversary of the grant date. The terms and conditions of the LTI awards also include customary restrictions on transfer, non-solicitation and non-recruitment restrictions for one year following termination of employment, and “claw back” (i.e. reversal of an award) provisions in the event vesting or profits are later determined by the Board to have resulted from materially inaccurate financial information.
Additionally, as discussed under “Employment and Severance Agreements” and included in the compensation and equity award tables below, as contemplated by their respective employment agreements, Ms. Sammon was granted non-qualified stock options for 50,000 shares of common stock, that vest ratably on the anniversary of the grant date over three years, and 30,000 shares of performance vesting restricted stock, that vest in equal installments over three years subject to the achievement of annual financial metrics established by the Board; and Mr. Cicchinelli was granted 20,000 shares of performance vesting restricted stock , that vest in equal installments over three years subject to the achievement of annual financial metrics established by the Board.
Benefits.   The Company provides partial payment for medical, dental and vision insurance, 401(k) plan with profit sharing and disability and life insurance benefits to its Named Executive Officers consistent with that offered generally to all employees.
PAR Technology Corporation Retirement Plan.   The Named Executive Officers are eligible to participate in the PAR Technology Corporation Retirement Plan (the “Retirement Plan”). The Retirement Plan has a deferred profit-sharing component that covers substantially all employees, including the Named Executive Officers. Contributions to the profit-sharing component of the Retirement Plan are made at the discretion of the Board. No contributions were made to the profit-sharing program in fiscal 2016. The Retirement Plan also contains a 401(k) provision that allows employees to contribute a percentage of their salary, pre-tax, up to certain tax code limitations. We match the deferrals of all participants in the 401(k) portion of the Retirement Plan, including the Named Executive Officers. The match on such deferrals is 10% up to the 2016 and 2017 annual IRS limit of  $18,000, excluding any deferrals in connection with the catch-up provision.
Deferred Compensation.   We sponsor a Non-Qualified Deferred Compensation Plan for a select group of highly compensated employees that includes certain of our Named Executive Officers. Participants may make voluntary deferrals of their salary and/or cash bonus to the plan. The Board also has the sole discretion to make employer contributions to the plan, although it did not make any such employer contributions in fiscal 2016.
Compliance with Internal Revenue Code Section 162(m).   Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of  $1,000,000 paid to the Named Executive Officers of a publicly held company will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m). Our primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company’s long-term strategic goals and to enhance stockholder value. In general, stock options granted under the Company’s 2005 and 2015 Equity Incentive Plans are intended to qualify under and comply with the “performance based compensation” exemption provided under Section 162(m), thus excluding from the Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options. Because salary and bonuses paid to Named Executive Officers have been below the $1,000,000 threshold, the Committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of  $1,000,000 are deductible. The Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering our compensation programs.
Role of CEO in fiscal 2016
In fiscal 2016, Ms. Sammon reported her evaluation of executive officers, including the other Named Executive Officers, to the Compensation Committee, and made compensation recommendations to the Compensation Committee with respect to their base salary and short-term and long-term incentive compensation. Ms. Sammon oversaw the actual formulation of plans incorporating the suggestions of the Compensation Committee and provided information to the Compensation Committee on how employees were evaluated and the overall results of the evaluations.
Employment and Severance Agreements
On April 12, 2017, Karen E. Sammon was appointed Chief of Staff and, in connection with that appointment, Ms. Sammon entered into an amendment to her employment agreement dated November 16, 2015 (the “November 2015 employment agreement”) to reflect her change in office. Pursuant to the November 2015 employment agreement, Ms. Sammon had been appointed to the positions of President and Chief Executive Officer of the Company effective January 1, 2016. Under the 2015 employment agreement, Ms. Sammon’s employment is “at will”, and the agreement provides the following compensation components: (1) an annual base salary of  $300,000; (2) participation in our short-term incentive compensation, at an individual bonus target of up to 75% of her annual base salary for fiscal 2016 performance; (3) subject to approval and terms established by the Board, grants under the PAR Technology Corporation 2015 Equity Incentive Plan of non-qualified stock options for 50,000 shares of common stock that vest ratably over three years on the anniversary of the date of grant and 30,000 shares of performance vesting restricted stock, that vest in equal installments over three years subject to the achievement of annual financial metrics; and (4) continued participation in our retirement plan, as well as the provision of insurance benefits and other customary benefits offered by us to our senior executives. Any termination of Ms. Sammon’s employment without cause prior to January 1, 2018, will result in a severance payment of an amount equal to one year of her then annual base salary in exchange for a duly executed standard release.
Effective December 12, 2015, Matthew R. Cicchinelli was appointed to the position of President of PAR Government Systems Corporation and Rome Research Corporation. Mr. Cicchinelli entered into an employment agreement, which provides that his employment is “at will”, and provides the following compensation components: (1) an annual base salary of  $240,000; (2) participation in our short-term incentive compensation, at an individual bonus target of up to 50% of his annual base salary for fiscal 2016 performance; (3) subject to approval and terms established by the Board, a grant under the PAR Technology Corporation 2015 Equity Incentive Plan of 20,000 shares of performance vesting restricted stock, that vest in equal installments over three years subject to the achievement of annual financial metrics; and (4) continued participation in our retirement plan, as well as the provision of insurance benefits and other customary benefits offered by us to our senior executives. Mr. Cicchinelli’s employment is not governed by any severance agreement.
Summary Compensation Table
The following table sets forth information regarding compensation earned by our Named Executive Officers during fiscal 2016 and fiscal 2015.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)(1)	(f)(2)	(g)	(h)	(i)	(j)
Karen E. Sammon(3) President & CEO	2016	300,000	—	187,850	87,383	—	—	1,242	576,475
	2015	275,000	—	—	—	—	—	1,290	276,290
Matthew R. Cicchinelli(4) President, PAR Government Systems Corporation and Rome Research Corporation	2016	240,000	10,053	138,125	—	120,000	—	3,461	511,639
	2015	161,846	23,709	—	—	81,607	—	1,617	268,779
Matthew J. Trinkaus(5) Corporate Controller, Chief Accounting Officer and Treasurer	2016	138,461	13,000	11,050	8,800	—	—	416	171,727
	2015	128,951	—	—	—	7,494	—	416	136,861

(1)
The dollar amounts reflect the aggregate grant date fair value, based upon the probable outcome of such conditions identified in the performance based awards, calculated in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 8 to our 2016 Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on April 17, 2017; the maximum value of the performance based awards, assuming the highest level of performance conditions will be achieved is shown in the “Stock Awards” column above.

(2)
The dollar amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 7 to our 2016 Consolidated Financial Statements and Note 8 to our 2015 Consolidated Financial Statements included in our Annual Reports on Form 10-K filed with the SEC on April 17, 2017 and March 30, 2016, respectively.

(3)
In fiscal 2016, we granted Ms. Sammon 34,000 shares of performance vesting restricted stock and non-qualified stock options for 50,000 shares of common stock. Fiscal 2016 and fiscal 2015 “All Other Compensation” discloses income relating to benefits available generally to all our salaried employees.

(4)
In fiscal 2016, we granted Mr. Cicchinelli 25,000 shares of performance vesting restricted stock and he was paid his short-term incentive bonus ($120,000) under the short-term incentive component of PAR’s annual incentive compensation. In fiscal 2015, Mr. Cicchinelli received a bonus related to the transitioning of PAR Government Systems Corporation’s former President ($15,000). Prior to Mr. Cicchinelli’s appointment as the current President of PAR Government Systems Corporation and Rome Research Corporation on December 12, 2015, Mr. Cicchinelli received payments totaling $81,607 for his achievement of certain PAR Government employee and revenue growth initiatives and received payment of his short-term incentive bonus. Mr. Cicchinelli participates in an employee retention program used by PAR Government Systems Corporation as a tool to recruit and retain certain of its employees and those of its subsidiaries, generally available to all such employees not covered by the Service Contract Act. The payment (the “PGSC retention bonus”) is a percentage, which is established annually by PAR Government Systems Corporation’s senior management, of an employee’s total cash compensation paid in a fiscal year, and is payable if the employee remains employed through and including the payment date in the immediately following fiscal year, generally on or about March 31. The payment is reduced by the amount, if any, of the employer contribution for the employee to the profit-sharing component of PAR Technology Corporation’s 401(k) plan; PAR Technology Corporation made no profit-sharing contributions in fiscal 2016 or fiscal 2015. Mr. Cicchinelli received a PGSC retention bonus of  $10,053 in fiscal 2016 and a $8,709 PGSC retention bonus in fiscal 2015. Fiscal 2016 and fiscal 2015, “All Other Compensation” discloses income relating to benefits available generally to all our salaried employees.
(5)
In fiscal 2016, Mr. Trinkaus received a $13,000 retention bonus, was granted non-qualified stock options for 5,000 shares, and 2,000 shares of performance vesting restricted stock. In fiscal 2015, Mr. Trinkaus was paid his short-term incentive bonus under the short-term incentive component of PAR’s annual incentive compensation. Fiscal 2016 and fiscal 2015, “All Other Compensation” discloses income relating to benefits available generally to all our salaried employees.

Outstanding Equity Awards at Fiscal Year-End
The following tables show information regarding outstanding equity awards held by our Named Executive Officer at December 31, 2016.
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Karen E. Sammon	6,000(1)	0	0	$5.32	12/11/23
	75,000(2)	25,000(2)	0	$5.32	12/11/23
	0	50,000		$5.53	5/5/26
Matthew R. Cicchinelli	1,333(3)	667(3)	0	$4.80	1/9/24
Matthew J. Trinkaus	—	5,000(4)	0	$5.53	5/5/26

(1)
These options were granted on December 11, 2013. All of these options have vested, with 2,000 vested on December 31, 2014, 2,000 vested on December 31, 2015 and 2,000 vested on December 31, 2016.

(2)
These options were granted on December 11, 2013. Of these options, 25,000 vested on December 31, 2014, 25,000 vested on December 31, 2015, and 25,000 vested on December 31, 2016. The remaining 25,000 shares vest on December 31, 2017.

(3)
These options were granted on January 9, 2014. The options vest ratably over three years on the anniversary date of grant.

(4)
These options were granted on May 5, 2016 and vest ratably over three years on the anniversary date of grant.

Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)	Equity Incentive Awards: Market or Payout Value of Unearned Shares Units or Other Rights that Have Not Vested ($)(1)
(a)		(g)	(h)	(i)	(j)
Karen E. Sammon	1/9/2014			700(2)	3,906
	1/9/2014			2,334(3)	13,024
	5/5/2016	—	—	34,000(4)	189,720
Matthew R. Cicchinelli	1/9/2014			333(2)	1,858
	1/9/2014			1,067(3)	5,954
	5/5/2016	—	—	25,000(4)	139,500
Matthew J. Trinkaus	5/5/2016	—	—	2,000(4)	11,160

(1)
The dollar amounts reflect the market value of the shares based on the closing price of our common stock on December 30, 2016.

(2)
This time vesting restricted stock vests in equal tranches on January 1, 2015, January 1, 2016 and January 1, 2017.

(3)
This performance vesting restricted stock vests in equal tranches on March 15, 2015, March 15, 2016 and March 15, 2017. The number of shares assumes the highest level of performance will be achieved.

(4)
30,000 and 20,000 shares of performance vesting restricted stock granted to Ms. Sammon and Mr. Cicchinelli, respectively, vest in equal tranches on May 5, 2017, May 5, 2018 and May 5, 2019. 4,000, 5,000, and 2,000 shares of performance vesting restricted stock granted to Ms. Sammon, Mr. Cicchinelli and Mr. Trinkaus, respectively, cliff vest on May 5, 2019 if performance is achieved for fiscal 2016, and subject to continued employment. The number of shares assumes the highest level of performance will be achieved.

Equity Compensation Plan Information
The following table shows the number, as of December 31, 2016, of shares of common stock authorized for issuance under our equity incentive plans, differentiated by those compensation plans that have been previously approved by stockholders and those compensation plans that have not been previously approved by stockholders.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	948,975	5.46	704,171*
Equity compensation plans not approved by security holders	—	—	—
Total	948,975		704,171

*
This total reflects those shares available for issuance under the Company’s 2015 Equity Incentive Plan. The ability to issue grants under our 2005 Equity Incentive Plan expired by its terms on December 28, 2015, however, awards previously granted under that plan remain valid and may extend beyond that date.

Transactions with Related Persons
For fiscal years ended December 31, 2016 and December 31, 2015, there were no transactions, or currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of  $120,000 or 1% of the Company’s total assets at December 31, 2016 or December 31, 2015, and in which any related person had or will have a direct or indirect material interest as defined in Item 404 of Regulation S-K of the Exchange Act, except for the following:
•   Karen E. Sammon, a member of the immediate family of Dr. John W. Sammon, Director and Chairman Emeritus of the Board and a beneficial owner of more than 10% of our common stock, was paid a base salary of  $300,000, plus additional compensation of  $1,242, and was granted 34,000 shares of restricted stock and non-qualified stock options for 50,000 shares of our common stock in consideration for her services as our Chief Executive Officer and President in fiscal 2016 and was paid a base salary of $275,000, plus additional compensation of  $1,290 in consideration for her services as President of ParTech, Inc. in 2015. Ms. Sammon’s annual base salary as Chief of Staff for 2017 is currently set at $300,000 and she will continue her employment under the terms of her November 16, 2015 employment agreement, as amended to appoint Ms. Sammon Chief of Staff.
•   John W. Sammon, III, a member of the immediate family of Dr. Sammon and Karen E. Sammon, became an employee of ParTech, Inc. on October 13, 2014, serving as General Manager & Senior Vice President, SureCheck. Mr. Sammon’s total compensation for fiscal 2016 was $185,000, which was comprised of his base salary, participation in our retirement plan, as well as provision of insurance benefits and other customary benefits offered to our senior executives. Mr. Sammon’s total compensation for 2015 was $187,618, which was comprised of his salary, participation in our retirement plan, as well as provision of insurance benefits and other customary benefits offered to our senior executives. Mr. Sammon’s annual base salary for 2017 is currently set at $205,000.
•   Karen E. Sammon, our Chief of Staff effective April 12, 2017, and her brother, John W. Sammon, III, an employee of ParTech, Inc. are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club leases a portion of our facilities at New Hartford, New York on a month-to-month basis at the base rate of  $9,775 (or an aggregate annual amount of  $117,300 for fiscal 2016 and fiscal 2015). In addition, Paragon Racquet Club provided memberships to our local employees valued at $28,170 and $24,200 for fiscal 2016 and fiscal 2015, respectively. Both Ms. Sammon and Mr. Sammon are members of the immediate family of Dr. Sammon.
•   Our Director, Paul D. Eurek, is President of Xpanxion LLC. As previously disclosed, in October 2016, ParTech, Inc. entered into a statement of work (“SOW”) with Xpanxion for software development services. In fiscal 2016, ParTech, Inc. incurred $228,000 of fees, but made no payments. The SOW provides for the issuance of monthly invoices reflecting Xpanxion team members’ roles (e.g., program manager, architect, developer) and their respective hourly rates multiplied by hours spent by team members providing services in a month, plus reimbursement of expenses. Accordingly, monthly fees vary, depending on services provided and by what team member. We paid Xpanxion $228,000 for services provided in fiscal 2016, and we have paid and/or incurred a total of $297,688 of fees through March 31, 2017. Mr. Eurek receives no additional payment or other incremental remuneration from Xpanxion as a result of the software development services provided to ParTech, Inc. Further, Mr. Eurek’s successor at Xpanxion was named and announced in January 2017, and Mr. Eurek will be fully retired from Xpanxion on June 30, 2017.
Policies and Procedures With Respect to Related Party Transactions
Our written policy on related party transactions requires controllers of all subsidiaries to review on a quarterly basis all transactions and potential transactions for related party involvement. All identified transactions, if any, are reported to our Chief Financial Officer and General Counsel. Approval or ratification by the Nominating and Corporate Governance Committee is required for any transaction or series of transactions exceeding $120,000 in which we are a participant and any related person has a material interest. Related persons would include our Directors and executive officers and their immediate family members as well as any person known to be the beneficial owner of more than 5% of our common stock.

Under our Corporate Governance Guidelines and Code of Business Conduct and Ethics, all Directors, executive officers and employees have a duty to report, which includes reports to our Compliance Officer and to our Nominating and Corporate Governance Committee or Audit Committee, potential conflicts of interests, including transactions with related persons. All related party transactions, other than compensation arrangements, expense allowances and other similar items in the ordinary course of business are disclosed in our financial statements. Compensation paid by us to our employees, even if the aggregate amount involved exceeds $120,000, are not reviewed by the Nominating and Corporate Governance or Audit Committees unless the Compliance Officer, Chief Financial Officer or General Counsel believe such compensation to be inconsistent with such person’s internal peers or our compensation practices in general.
PROPOSAL 2 — NON-BINDING ADVISORY VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As a smaller reporting company, our disclosure regarding the compensation of our Named Executive Officers is pursuant to Item 402(m) through (q) of Regulation S-K of the Exchange Act. While our smaller reporting company status exempts us from Item 402(b) of Regulation S-K, which imposes compensation discussion and analysis of a company’s executive compensation practices, we have elected to provide information regarding our executive compensation objectives and practices in order to give our stockholders transparency into our compensation philosophies and practices. The compensation paid to our Named Executive Officers in fiscal 2016 is disclosed in the narrative discussion and compensation tables on pages 17 through 23 of this Proxy Statement. As discussed in the disclosures, we believe our compensation policies and decisions are focused on pay-for-performance principles and are strongly aligned with the long-term interests of building stockholder value.
Our stockholders, through their non-binding advisory vote at the 2013 Annual Meeting of Stockholders, indicated a desire for an annual non-binding advisory vote regarding the compensation of our Named Executive Officers. Our Board believes an annual vote will enhance stockholder communication by providing a clear, simple means for us to obtain information on investor sentiment about our executive compensation philosophies and practices. Accordingly, in accordance with Section 14A of the Exchange Act and the associated regulations, stockholders are being asked to provide a non-binding advisory vote on the following resolution:
RESOLVED, that the stockholders of PAR Technology Corporation approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the compensation tables and narrative discussion contained herein.
The next non-binding advisory vote regarding the compensation of our Named Executive Officers will be held at the 2018 Annual Meeting of Stockholders.
The votes solicited by Proposal 2 is advisory in nature, and therefore is not binding on PAR, the Board, or the Compensation Committee. While the opinions of our stockholders are valued, the result of the vote will not require PAR, the Board, or the Compensation Committee to take any actions, and will not be construed as overruling any decision of PAR or the Board. To the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider stockholder concerns and an evaluation will be made as to whether any actions are necessary to address those concerns.
The Board of Directors unanimously recommends a vote “For” the proposal to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including the compensation tables and narrative discussion.

2018 ANNUAL MEETING
To be considered for inclusion in next year’s proxy statement and form of proxy relating to the 2018 Annual Meeting of Stockholders, stockholder proposals must comply with Rule 14a-8 under the Exchange Act, and must be received at our principal executive offices no later than the close of business on December 29, 2017.
As described in our bylaws, stockholders may bring nominations for directors and/or other items of business before the 2018 Annual Meeting outside of the process pursuant to Rule 14a-8 as described above only with timely and proper notice to the Company. To be considered timely, notice of stockholder nominations and/or other items of business must be received by our Corporate Secretary not more than 90 days nor less than 60 days before the 2018 Annual Meeting of Stockholders. Based on an assumed annual meeting date of June 11, 2018, the deadline for stockholders to provide timely notice of director nominations and/or other items of business will be no earlier than March 13, 2018, and no later than April 12, 2018. The notice must contain certain information as specified in our bylaws. Stockholder proposals and notice of stockholder nominations of directors and/or other items of business to be brought before the 2018 Annual Meeting of Stockholders should be addressed to the attention of: Corporate Secretary, PAR Technology Corporation, 8383 Seneca Turnpike, New Hartford, New York 13413-4991. We recommend all submissions be sent by Certified Mail — Return Receipt Requested.
By Order of the Board of Directors
April 28, 2017
Cathy A. King,
Corporate Secretary
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including financial statements thereto but not including exhibits, as filed with the SEC on April 17, 2017, is available without charge upon written request to: PAR Technology Corporation, Attn: Investor Relations, 8383 Seneca Turnpike, New Hartford, New York 13413.

Turning Stone Resort
Tower Meeting Rooms (Birch Room)
5218 Patrick Road
Verona, New York 13478
800-771-7711
http://www.turningstone.com/about-us/
http://www.turningstone.com/resort-map/
From Syracuse Hancock International Airport:
☐
Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Albany, NY and points East:
☐
Take I-90 (NYS Thruway) West to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Binghamton, NY and points South:
☐
Take I-81 North to Exit 16A; Take I-481 North to Exit 6; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Watertown, NY and points North:
☐
Take Route I-81 South; Take I-481 South; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From New York City:
☐
Take I-87 North (NYS Thruway) to I-90 West (NYS Thruway)

☐
In the Albany area I-87 becomes I-90. Take care to stay on the Thruway (Toll Road) - do not exit in the Albany area. If you are on I-87 Northway, get back to I-90 going West.

☐
Take I-90 West to Exit 33 (Verona); through the tollbooth travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Buffalo, NY and points West:
☐
Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on June 9, 2017. Vote by Internet • Go to www.investorvote.com/PAR• Or scan the QR code with your smartphone• Follow the steps outlined on the secure website Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. 1. Nominees for a term of office to expire at the 2018 Annual Meeting of Stockholders: + For Withhold For Withhold For Withhold 01 - Paul D. Eurek 04 - Cynthia A. Russo 02 - Dr. John W. Sammon 03 - Todd E. Tyler 05 - Dr. Donald H. Foley 2. To obtain a non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers. For Against Abstain B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Annual Report Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, all should sign the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 02LGSC1 U P X +

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 9, 2017. THE PROXY MATERIALS ARE AVAILABLE ON-LINE AT: www.investorvote.com/PAR IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — PAR TECHNOLOGY CORPORATION ANNUAL MEETING OF STOCKHOLDERS — JUNE 9, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder of PAR TECHNOLOGY CORPORATION hereby appoints DONALD H. FOLEY and JOHN W. SAMMON or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of Common Stock of PAR Technology Corporation which the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders to be held on Friday, June 9, 2017 at 10:00 AM, Local Time, at the Turning Stone Resort, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478 and at any adjournment or postponement thereof, for the matters set forth and more particularly described in the accompanying Notice of 2017 Annual Meeting of Stockholders and Proxy Statement. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.